UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 14, 2021

ALKERMES PUBLIC LIMITED COMPANY

(Exact name of registrant as specified in its charter)

Ireland	001-35299	98-1007018
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Connaught House, 1 Burlington Road
Dublin 4, Ireland D04 C5Y6
(Address of principal executive offices)

Registrant's telephone number, including area code: + 353-1-772-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.01 par value	ALKS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)On June 14, 2021, at the annual general meeting of shareholders (the “Annual Meeting”) of Alkermes plc (the “Company”), the Company’s shareholders approved amendments to the Alkermes plc 2018 Stock Option and Incentive Plan to, among other things, increase the number of the Company’s ordinary shares authorized for issuance thereunder by 8,000,000 (the plan as so amended, the “2018 Plan”).

The preceding summary is not intended to be complete and is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07  Submission of Matters to a Vote of Security Holders.

On June 14, 2021, the Company held its Annual Meeting. The final voting results for the Annual Meeting are as follows:

1.

Shareholders elected David A. Daglio, Jr. as a Class I director to serve for a three-year term expiring at the Company’s annual general meeting of shareholders in 2024 (the “2024 Annual Meeting”) or until his respective successor is elected and shall qualify, with the votes cast as follows: 104,540,656 votes for; 23,883,020 votes against; 37,395 votes abstaining; and 10,641,879 broker non-votes.

Shareholders elected Nancy L. Snyderman, M.D. as a Class I director to serve for a three-year term expiring at the 2024 Annual Meeting or until her respective successor is elected and shall qualify, with the votes cast as follows: 94,022,339 votes for; 34,409,463 votes against; 29,269 votes abstaining; and 10,641,879 broker non-votes.

Shareholders elected Frank Anders Wilson as a Class I director to serve for a three-year term expiring at the 2024 Annual Meeting or until his respective successor is elected and shall qualify, with the votes cast as follows: 103,725,987 votes for; 24,701,800 votes against; 33,284 votes abstaining; and 10,641,879 broker non-votes.

Shareholders elected Nancy J. Wysenski as a Class I director to serve for a three-year term expiring at the 2024 Annual Meeting or until her respective successor is elected and shall qualify, with the votes cast as follows: 95,125,449 votes for; 33,304,485 votes against; 31,137 votes abstaining; and 10,641,879 broker non-votes.

2.

Shareholders approved, in a non-binding, advisory vote, the compensation of the Company’s named executive officers, with the votes cast as follows: 93,167,886 votes for; 35,087,053 votes against; 206,132 votes abstaining; and 10,641,879 broker non-votes.

3.

Shareholders ratified, in a non-binding vote, the appointment of PricewaterhouseCoopers LLP as the independent auditor and accounting firm of the Company, and authorized, in a binding vote, the Audit and Risk Committee of the Board of Directors of the Company (the “Board”) to set the independent auditor and accounting firm’s remuneration, with the votes cast as follows: 138,344,122 votes for; 724,532 votes against; and 34,296 votes abstaining.

4.	Shareholders approved the 2018 Plan, with the votes cast as follows: 92,492,217 votes for; 35,842,816 votes against; 126,038 votes abstaining; and 10,641,879 broker non-votes.

5.

Shareholders approved certain amendments to the Company’s Articles of Association that serve to declassify the Board, with the votes cast as follows: 128,282,298 votes for; 124,084 votes against; 54,689 votes abstaining; and 10,641,879 broker non-votes.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
No.	Description

10.1	Alkermes plc 2018 Stock Option and Incentive Plan, as amended.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKERMES PLC

Date: June 14, 2021	By:	/s/ David J. Gaffin
David J. Gaffin
Secretary

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